EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ali Jenab, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VA Software Corporation on Form 10-Q for the fiscal quarter ended April 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of VA Software Corporation.


                                           By:  /s/ ALI JENAB
                                                --------------------------------
                                           Name:  Ali Jenab
                                           Title: President and
                                                  Chief Executive Officer


I, Kathleen R. McElwee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VA Software Corporation on Form 10-Q for the fiscal quarter ended April 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of VA Software Corporation.

                                           By: /s/ KATHLEEN R. MCELWEE
                                              ----------------------------------
                                           Name:  Kathleen R. McElwee
                                           Title: Senior Vice President and
                                                  Chief Financial Officer






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